EX-16.16.a

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees and/or officers of NATIONWIDE MUTUAL FUNDS (the “Trust”), a Delaware statutory trust, and the Trust, hereby constitutes and appoints James Bernstein, Eric E. Miller and Allan J. Oster and each of them with power to act without the others, his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve, and sign such Registration Statement on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of the Trust as it relates to the reorganization of the HighMark Balanced Fund, HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund, HighMark Equity Income Fund, HighMark Geneva Mid Cap Growth Fund, HighMark Geneva Small Cap Growth Fund, HighMark International Opportunities Fund, HighMark Large Cap Core Equity Fund, HighMark Large Cap Growth Fund,  HighMark NYSE Arca Tech 100 Index Fund, HighMark Small Cap Core Fund, HighMark Value Fund, HighMark Bond Fund, HighMark Short Term Bond Fund, HighMark California Intermediate Tax-Free Bond Fund, HighMark National Intermediate Tax-Free Bond Fund and HighMark Wisconsin Tax-Exempt Fund, each a series of Highmark Funds, a Massachusetts business trust, into the Nationwide HighMark Balanced Fund, Nationwide Bailard Cognitive Value Fund, Nationwide Bailard Technology & Science Fund, Nationwide Ziegler Equity Income Fund, Nationwide Geneva Mid Cap Growth Fund, Nationwide Geneva Small Cap Growth Fund, Nationwide Bailard International Equities Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide HighMark Large Cap Growth Fund,  Nationwide Ziegler NYSE Arca Tech 100 Index Fund, Nationwide HighMark Small Cap Core Fund, Nationwide HighMark Value Fund, Nationwide HighMark Bond Fund, Nationwide HighMark Short Term Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund and Nationwide ZieglerWisconsin Tax Exempt Fund, respectively, each a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 28th day of March, 2013.

/s/ Charles E. Allen Charles E. Allen, Trustee	/s/ Barbara L. Hennigar Barbara L. Hennigar, Trustee
/s/ Paula H.J. Cholmondeley Paula H.J. Cholmondeley, Trustee	/s/ Barbara I. Jacobs Barbara I. Jacobs, Trustee
/s/ Douglas F. Kridler Douglas F. Kridler, Trustee	/s/ Phyllis Kay Dryden Phyllis Kay Dryden, Trustee
/s/ Keith F. Karlawish Keith F. Karlawish, Trustee	/s/ David C. Wetmore David C. Wetmore, Trustee
/s/ Carol A. Kosel Carol A. Kosel, Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees and/or officers of NATIONWIDE MUTUAL FUNDS (the “Trust”), a Delaware statutory trust, and the Trust, hereby constitutes and appoints James Bernstein, Eric E. Miller and Allan J. Oster and each of them with power to act without the others, his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve, and sign such Registration Statement on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of the Trust as it relates to the reorganization of the HighMark Balanced Fund, HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund, HighMark Equity Income Fund, HighMark Geneva Mid Cap Growth Fund, HighMark Geneva Small Cap Growth Fund, HighMark International Opportunities Fund, HighMark Large Cap Core Equity Fund, HighMark Large Cap Growth Fund,  HighMark NYSE Arca Tech 100 Index Fund, HighMark Small Cap Core Fund, HighMark Value Fund, HighMark Bond Fund, HighMark Short Term Bond Fund, HighMark California Intermediate Tax-Free Bond Fund, HighMark National Intermediate Tax-Free Bond Fund and HighMark Wisconsin Tax-Exempt Fund, each a series of Highmark Funds, a Massachusetts business trust, into the Nationwide HighMark Balanced Fund, Nationwide Bailard Cognitive Value Fund, Nationwide Bailard Technology & Science Fund, Nationwide Ziegler Equity Income Fund, Nationwide Geneva Mid Cap Growth Fund, Nationwide Geneva Small Cap Growth Fund, Nationwide Bailard International Equities Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide HighMark Large Cap Growth Fund,  Nationwide Ziegler NYSE Arca Tech 100 Index Fund, Nationwide HighMark Small Cap Core Fund, Nationwide HighMark Value Fund, Nationwide HighMark Bond Fund, Nationwide HighMark Short Term Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund and Nationwide ZieglerWisconsin Tax Exempt Fund, respectively, each a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 28th day of March, 2013.

Signature & Title Principal Executive Officer /s/ Michael S. Spangler Michael S. Spangler, President and Chief Executive Officer
Principal Accounting & Financial Officer /s/ Joseph Finelli Joseph Finelli, Treasurer and Chief Financial Officer